Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,593,750
Previously Paid Amount	2,567.80
Total Fee Amount	2,567.80
Total Offset Amount	0.00
Net Fee	$ 0.00